SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported) April 7, 2009 (April 2, 2009)



                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



        Delaware                                                 91-1313292
        --------                                                 ----------
(State or other jurisdiction of                                (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington 98370
                ------------------------------------------------
               (Address of principal executive offices) (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
                                                           --------------


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------

Item 5.02       Compensatory Arrangements of Certain Officers

On April 2, 2009 the Board of Directors for the Partnership's managing general partner, Pope MGP, Inc., determined to award bonuses to two named executive officers of the Partnership for performance during the Partnership's fiscal year 2008. The following table presents certain information regarding the compensation of such officers including the payment of such awards for the years 2006 through 2008:

---------------------------------------------------------------------------------------------------------------------
                                                                         Non-equity
                                                                       Incentive Plan       All Other
     Name and                     Salary       Bonus    Unit Awards     Compensation       Compensation    Total
Principal Position       Year       ($)       ($) (1)      ($) (2)         ($)(3)             ($)(4)        ($)
---------------------------------------------------------------------------------------------------------------------
David L. Nunes
President and CEO      2008       316,725     113,758      148,455              -            34,750          613,688
---------------------------------------------------------------------------------------------------------------------
                       2007       307,500     260,487      194,625              -            26,091          788,703
---------------------------------------------------------------------------------------------------------------------
                       2006       297,500     250,800      156,375         18,695            17,040          740,410
---------------------------------------------------------------------------------------------------------------------
Thomas M. Ringo
V.P. and CFO           2008       205,872      47,250       82,475              -            24,200          359,797
---------------------------------------------------------------------------------------------------------------------
                       2007       199,875     135,453      108,125              -            19,200          462,653
---------------------------------------------------------------------------------------------------------------------
                       2006       193,333     134,816       86,875         11,217            14,100          440,341
---------------------------------------------------------------------------------------------------------------------

     (1) Amounts represent bonuses earned in the year indicated but paid in the subsequent year.

     (2) Amounts represent the market value on the date of grant of restricted units received during the year. These units are subject to a trading restriction until the units vest. Units ordinarily vest over four years with 50% vesting after three years and the remaining 50% vesting on the fourth anniversary of the grant date.

     (3) Amounts represent cash payment awards based upon performance of the Investor Portfolio Management Business (IPMB) during the award year and are contingent upon the officer's employment with the Partnership on the last day of the award year. These payments are made from Pope MGP's share of IPMB income, earned in the year indicated and paid in the subsequent year.

     (4) Amounts represent matching contributions to the Partnership's 401(k) plan made by the Partnership on behalf of the executive, and distributions received by the executive on restricted Partnership units (the value of the restricted units is described under footnote
          (2) above and not repeated here.)


SIGNATURES
----------

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP


DATE: April 7, 2009     BY:     /s/ Thomas M. Ringo
                                -------------------
                                Thomas M. Ringo
                                Vice President and Chief Financial Officer, Pope
                                  Resources, A Delaware Limited Partnership, and Pope MGP, Inc., General Partner